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                                                                   EXHIBIT 23(b)


                  CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the inclusion in this registration statement on Form S-4 of our report dated April 8, 1994 and to all references to our firm included in this registration statement.



                                        Reynolds, Bone & Griesbeck

Reynolds, Bone & Griesbeck
Memphis, Tennessee
April 27, 1994